                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                           Amendment No. 2 to Form 8-K

                                       on

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 17, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


              NEVADA                   001-14256             13-3869719
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

        On December 17, 2002, Westport Resources Corporation, a Nevada corporation, also referred to as Westport, completed its acquisition of natural gas properties and midstream gathering and compression assets located in Uintah County, Utah, also referred to as the Acquired Properties, effective as of June 1, 2002. Westport purchased the Acquired Properties for approximately $510 million, including certain purchase price adjustments, pursuant to a Purchase and Sale Agreement, dated November 6, 2002, as amended, among Westport and certain affiliates of El Paso Corporation. The transaction was funded through the issuance of 11.5 million shares of Westport's common stock in an underwritten public offering and the private placement of $300 million face amount of Westport's 8.25% Senior Subordinated Notes Due 2011. The Purchase and Sale Agreement is attached to this Form 8-K as Exhibit 2 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  (i) Combined Statements of Revenues and Direct Operating Expenses for the Acquired Properties and the Notes thereto, incorporated by reference from Westport's Current Report on Form 8-K/A, Item 7(a)(i), filed with the Securities and Exchange Commission on December 12, 2002.

         (b)      Pro Forma Financial Information.

                  (i) Certain unaudited pro forma condensed combined financial statements relating to the Acquired Properties, incorporated by reference from Westport's Current Report on Form 8-K/A, Item 7(b)(i), filed with the Securities and Exchange Commission on December 12, 2002.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                                                EXHIBIT
                        -------                                               -------
                           2           Purchase and Sale Agreement, dated November 6, 2002, among Westport
                                       Resources Corporation and certain affiliates of El Paso Corporation parties thereto.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WESTPORT RESOURCES CORPORATION

Date:  December 27, 2002         By:    /s/ LON MCCAIN
                                 Name:  Lon McCain
                                 Title: Vice President, Chief Financial Officer
                                        and Treasurer

                                  EXHIBIT INDEX


             EXHIBIT
             NUMBER                                            EXHIBIT
             -------                                           -------
               2*           Purchase and Sale Agreement, dated November 6, 2002, among Westport
                            Resources Corporation and certain affiliates of El Paso Corporation parties thereto.

            *Filed herewith.